EXHIBIT 10.17

                                The Pacific Bank
                              National Association


November 6, 1996



Willis Aeronautical Services, Inc.
c/o Willis Lease Finance Corp.
180 Harbor Drive, Suite 200
Sausalito, CA 94965

Mr. Charles F. Willis, IV
    President

Re: Line of Credit

Dear Mr. Willis, IV

This letter supersedes our previous letters dated September 6, 1996, and September 26, 1996. We are pleased to advise that The Pacific Bank, N.A. ('Bank') has approved credit facilities to Willis Aeronautical Services, Inc. ("Borrower" in the amount of $3,000,000. The credit facilities, as set forth below, shall be subject to the terms and conditions of this letter ("Letter Agreement") and other usual Bank documentation.

AVAILABILITY


3,000,000                Line of Credit


(a) (3,000,000)          Within the overall line of credit,  up to $3,000,000 is
                         available to finance the acquisition ("Projects") of used aircraft engines and spare parts: cash advances are available up to 80% of the purchase cost of the engines and aeronautical spare parts, and prior to disbursement, each Project is to be supported by a copy of the seller's invoice and/or purchase contract, schedule of proposed Cash Requirement (Exhibit A),
                         Transaction  Cash  Flow  (Exhibit  B),  and a Net Sales
                         Revenue (Exhibit C) projection, as applicable, for the engines or aeronautical spare parts being financed.

                         Interest to be paid monthly and principal to be repaid periodically upon collection of accounts receivable from the sale of engines or aeronautical spare parts, with all remaining principal for each Project, and accrued interest, to be paid in full 180 days from date of initial disbursement for each Project. A 90-day renewal

351 California Street  San Francisco, CA 94104  (415) 576-2700
                                             Fax: (415) 421-2007  Telex: 6771223

Willis Aeronautical Services, Inc.
November 6, 1996
Page 2
                         of the remaining principal balance, if any, for each Project is available at the Bank's discretion.

(b) (5OO,OOO)            Within the  overall  line of  credit,  a  sub-limit  of
                         $500,000 is available for cash advances for operating expenses on a revolving Promissory Note, subject to a Borrowing Base against Eligible Accounts Receivable and
                         Eligible Inventory. Interest to be paid monthly, with principal due at the expiry of the line of credit.

                         Borrowing Base: Total  outstandings  under Sub-facility
                         (b) shall not exceed the lesser of $500,000.00 or a Borrowing Base formula of 80% of Eligible Accounts Receivable plus 25% of Eligible Inventory.

                         Eligible Accounts Receivable: Shall be defined as receivables of not more than 90 days from invoice date. Contra accounts, intercompany accounts, U.S. government accounts, consignment accounts, and CODs are not eligible for advances and the otherwise eligible portion of accounts receivable from any account debtor whose account aging reflects 20% or more of the total account balance unpaid and outstanding more than 90 days from invoice date. Any account concentrations over 25% at any one time will be excluded unless pre-approved by Bank. Any accounts receivable which have been specifically identified as supporting advances under Facility (a) will be excluded. Ineligible accounts shall also be deemed to include account debtors who have filed petitions for bankruptcy under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts, and account debtors who have suffered material adverse deterioration in their financial condition and creditworthiness based on Bank's receipt of bank, trade, or commercial credit reports.

                         Eligible Inventory: Shall be defined as aeronautical spare parts available for sale, not consigned, not obsolete, and where applicable with the appropriate documentation supporting FAA acceptance requirements. Any inventory which has been specifically identified as supporting advances under Facility (a) will be excluded.

$3,000,000               Total Available - The aggregate outstandings under both
                         tranches (a) and (b) shall not exceed $3,000,000.

Willis Aeronautical Services, Inc.
November 6, 1996
Page 3

Interest Rate:           The Pacific Bank's  Guidance Rate plus 1.00% per annum,
                         on a daily floating basis.

Facility Fee:            A fee of  $3,000  (equal  to  0.10%  of the  commitment
                         amount) shall be due and payable upon acceptance of the commitment.

Expiration Date:         October 31, 1997

Project Transaction Fee:  $500.00 per Project  under  facility (a).

Minimum Advance:          $100,000.00

This Agreement is made with the understanding that the terms of our financial facilities are available to Borrower based upon all the terms and conditions of the Bank's usual documentation, the content of which must be in form and content satisfactory to Bank, Borrower, and Guarantor, and this letter is supplemental to such terms.

The Bank's "Guidance Rate" is that rate of interest determined by the Bank from time to time and advised to Borrower. The effective date of any change in the Guidance Rate will be the date of its change, and interest will be charged on a 360-day annual basis for the days actually elapsed.

Our extension of credit to Borrower shall be subject to the following terms and conditions:

1. Security Agreement and Uniform Commercial Code Financing Statement (UCC-1) filing in first position, covering accounts receivable, inventory, contract rights, furniture, fixtures, equipment, general intangibles, all deposits with The Pacific Bank, and all other corporate assets, to be filed in California or such other states where Borrower may have inventory, and Federal Aviation Administration or other appropriate filings in the first position coveting any aircraft engines. No junior liens are permitted to be filed behind The Pacific Bank's first position without prior approval.

2. Continuing Guaranty of Willis Lease Finance Corporation ("Guarantor") in the amount of $3,000,000.

3. Key-man life insurance policy on Edwin F. Dibble in the amount of $1,500,000, issued by an insurance underwriter acceptable to Bank, to be assigned to Bank within ninety (90) days of acceptance of this facility. No borrowings are permitted against this policy.

Willis Aeronautical Services, Inc.
November 6, 1996
Page 4

4. Borrower to maintain adequate fire, casualty, general liability, product liability, and inventory insurance issued by insurance underwriters acceptable to Bank. Bank to be named as first loss payee on inventory insurance.

5.   Borrower  to  submit  the  following   financial  exhibits  and  any  other
     information Bank may require at its discretion from time to time:

     With Each Project Request Under Facility (a):

     o   Supplier's invoice and/or purchase contract

     o Schedule of proposed Cash Requirement (Exhibit A) and Transaction Cash Flow (Exhibit B) schedule

     o   Net Sales Revenue (Exhibit C) projection

     Monthly (within 30 days after each month-end):

     o   Company-prepared   financial  statements  certified  by  an  authorized
         officer of the company;

     o   Accounts receivable aging;

     o   Accounts payable aging;

     o Inventory position report to include an inventory summary report by engine purchased (Exhibit D);

     o Borrowing Base Certificate indicating all deductions for accounts receivable and inventory defined as ineligible as set forth in facility
         (b) above.

     Annually:

     o Company prepared fiscal year-end financial statement (in accordance with generally accepted accounting principles) to include balance sheet, income statement, statement of cash flows, reconciliation of net worth, and schedule of expenses within one hundred and twenty (120) days of fiscal year-end;

     o Guarantor Willis Lease Finance Corporation to provide CPA audited consolidated and consolidating fiscal year-end financial statement to include balance sheet, income statement, statement of cash flows, reconciliation of net worth, and related notes within one hundred twenty (120) days of fiscal year-end.

6. Bank reserves the fight to audit the Borrower's books with reasonable notice to Borrower, with the cost to be paid by Borrower. The annual costs for regularly scheduled field exams shall not exceed $450.00 per day or $1,350 per audit.

7. Prior to making any advances, there must be no material adverse change in Borrower's financial position or its operations.

Willis Aeronautical Services, Inc.
November 6, 1996
Page 5

8. All loans from shareholders/officers/related parties are to be subordinated to Bank debt at all times. Principal payments of subordinated debt are not permitted without prior Bank approval.

9. Borrower shall maintain its entire banking relationship, inclusive of deposit accounts, with The Pacific Bank. No outside bank borrowings are permitted without the prior consent of Bank.

10. Borrower agrees to notify Bank of any litigation pending against Borrower and Borrower further agrees to advise Bank of any lawsuits filed against Borrower within ten (10) days of such event.

11.  Without prior approval of Bank, Borrower shall not:

     o incur any indebtedness for borrowed money, other than incurred with vendors in the normal course of business, or become liable as a guarantor, or hypothecate or encumber any of its real or personal property, other than in the normal course of business, whether now owned or hereafter acquired;

     o incur obligations for the purchase or lease of additional fixed or capital assets in excess of $150,000 per annum;

     o   make loans to shareholders or officers or related entities;

     o sell, assign or transfer the business or any assets material to its operation out of the ordinary course of business.

12. Borrower to adhere to the following financial covenants with compliance to be measured at each quarter-end:

     a) Minimum Current Ratio of 1.20 to 1.00. Current Ratio is defined as total current assets divided by total current liabilities.

     b) Minimum Tangible Net Worth of $850,000. Tangible Net Worth is defined as total tangible assets, excluding general intangibles and advances to officers/shareholders or related parties, less total liabilities plus subordinated debt.

     c)  Ratio of Total Debt to  Tangible  Net Worth not  greater  than 5.00  to
         1.00. Total Debt is defined as current liabilities plus non-current liabilities less subordinated debt. Total Debt to Tangible Net Worth Ratio is defined as Total Debt divided by Tangible Net Worth.

     d)  Maintain profitable operations on an annual basis.

Willis Aeronautical Services, Inc.
November 6, 1996
Page 6

The financial facilities offered will expire on the date indicated above and, with respect to further advances, are subject to cancellation, suspension or termination at the sole and absolute discretion of the Bank if Borrower or Guarantor suffers any material adverse change in their respective financial condition or breaches any material agreement entered into with this Bank.

We are pleased to extend these credit facilities and thank you for your interest in entering into a relationship with our Bank. If the above terms are acceptable to you, please sign a copy of this letter and return it, along With the facility fee, to my attention by no later than December 6, 1996.

Sincerely,

THE PACIFIC BANK N.A.

/s/ Henry Yung

Henry Yung
Vice President

-------------------------------------------------------------------------------

                                   ACCEPTANCE

The above described financial facilities and terms hereof are agreed to and accepted this 20th day of November, 1996, subject to Board approval and entry into final mutually acceptable documentation:

WILLIS AERONAUTICAL SERVICES, INC.

By: /s/ Charles F. Willis
   -----------------------------


Title:   President                             Elliot M. Fischer
      --------------------------          ---------------------------
                                               CFO/Controller


                            GUARANTOR ACKNOWLEDGMENT

The above described financial facilities and terms hereof are agreed to and accepted this 21st day of November, 1996, subject to Board approval and entry into final mutually acceptable documentation.

WILLIS LEASE FINANCE CORPORATION

By: /s/ Elliot M. Fischer                   Charles F. Willis
   -----------------------------


Title:  CFO / CONTROLLER
      --------------------------            President


                         COMMERCIAL SECURITY AGREEMENT
------------------------------------------------------------------------------------------------------------------

Principal      Loan Date      Maturity       Loan No.       Call      Collateral     Account   Officer   Initials

$3,000,000    11-06-1996      10-31-1997      5076           410         UC           20324     2223       ?????
------------------------------------------------------------------------------------------------------------------
References  in the  shaded  area are for Lender's  use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------

Borrower: WILLIS AERONAUTICAL SERVICES, INC.     Lender: THE PACIFIC BANK, N.A.
          291 HARBOR WAY                                 INTERNATIONAL DIVISION
          SOUTH SAN FRANCISCO, CA 94080                  361 CALIFORNIA STREET
                                                         SAN FRANCISCO, CA 94104

================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into between WILLIS AERONAUTICAL SERVICES, INC. (referred to below as "Grantor"); and THE PACIFIC BANK, N.A. (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agree that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         All  inventory,   chattel  paper,   accounts,   equipment  and  general
         intangibles,  together  with  the  following   specifically   described
         property:

               ALL DEBTOR'S PRESENT AND FUTURE ACCOUNTS, ACCOUNTS RECEIVABLE, CONTRACT RIGHTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER, GENERAL
         INTANGIBLES (INCLUDING BUT NOT LIMITED TO TRADEMARKS, TRADENAMES, PATENTS, COPYRIGHTS AND ALL OTHER FORMS OF INTELLECTUAL PROPERTY, AND TAX REFUNDS), WAREHOUSE RECEIPTS, BILLS OF LADING, RETURNED AND
         REPOSSESSED GOODS AND ALL DEBTOR'S RIGHTS AS A SELLER OF GOODS; ALL COLLATERAL SECURING ANY OF THE FOREGOING; ALL DEPOSIT ACCOUNTS, SPECIAL AND GENERAL, WHETHER ON DEPOSIT WITH SECURED PARTY OR OTHERS;

               ALL DEBTOR'S NOW OWNED AND HEREAFTER ACQUIRED INVENTORY, INCLUDING RAW MATERIALS, WORK-IN-PROCESS AND FINISHED GOODS WHEREVER LOCATED; ALL SHIPPING AND PACKING SUPPLIES USED OR USABLE IN CONNECTION WITH THE SALE OF INVENTORY; ALL DEBTOR'S PRESENT AND FUTURE CLAIMS AGAINST ANY SUPPLIER OF ANY OF THE FOREGOING, INCLUDING CLAIMS FOR DEFECTIVE GOODS OR OVERPAYMENTS TO OR UNDERSHIPMENTS BY SUPPLIERS; ALL PROCEEDS ARISING FROM THE LEASE OR RENTAL OF ANY OF THE FOREGOING;

               ALL  DEBTOR'S   NOW-OWNED  AND  HEREAFTER   ACQUIRED   EQUIPMENT,
         INCLUDING FURNITURE AND FIXTURES, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY. ALL PRESENT AND FUTURE WARRANTY AND OTHER CLAIMS WHICH DEBTOR MAY HAVE AGAINST ANY VENDOR OR LESSOR OF ANY OF THE FOREGOING;

               ALL CASH AND NON-CASH PROCEEDS OF ANY OF THE FOREGOING, IN WHATEVER FORM (INCLUDING PROCEEDS IN THE FORM OF INVENTORY, EQUIPMENT OR ANY OTHER FORM OF PERSONAL PROPERTY), INCLUDING PROCEEDS OF PROCEEDS;

               ALL  BOOKS  AND  RECORDS   RELATING  TO  ANY  OF  THE   FOREGOING
         COLLATERAL,  AND  ALL  COMPUTERS  AND  OTHER  EQUIPMENT  (AND  COMPUTER
         SOFTWARE USED IN CONNECTION THEREWITH) USED IN CONNECTION WITH THE RECORD-KEEPING FOR THE COLLATERAL.

               NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter existing, and wherever located:

         (a) All attachments, accessions, accessories, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above, excluding inventory in Grantor's possession on consignment or other similar arrangements where Grantor does not hold title.

         (b) All products and produce of any of the property described in this Collateral section. '

         (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

         (d)  All  proceeds  (including   insurance  proceeds)  from  the  sale,
         destruction, loss, or other disposition of any of the property described in this Collateral section.

         (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     Event of Default. The words "Event of Default: mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means WILLIS AERONAUTICAL SERVICES, INC., its successors and assigns

     Guarantor. The word "Guarantor" means and includes without limitation each
     and  all  of  the  guarantors,   sureties,  and  accommodation  parties  in
     connection with the Indebtedness.

     Indebtedness. The word "Indebtedness" means the Indebtedness evidenced by the Note, including all principal and interest, together with all other Indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such Indebtedness may be or thereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means THE PACIFIC BANK, N.A., its successors and assigns.

     Note. The word "Note" means the notes and Letter Agreement dated November 6, 1996, in the principal amount of $3,000,000.00 from WILLIS AERONAUTICAL SERVICES, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the foregoing.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, Letter Agreement dated November 6, 1996, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

     Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. If any of the Events of Default occurs as set forth below in the section titled "Events of Default", Grantor will appoint Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a

11-06-1996                 COMMERCIAL SECURITY AGREEMENT                  Page 2
                                   (Continued)
================================================================================

     financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral IS enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide Indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

     Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

     Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.


     Title. Grantor represents and warrants to Lender that it. holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. To the best of Grantor's knowledge, no financing statement executed by Grantor covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shell defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its
     subsidiaries   or  related   companies.

     Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

     Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments end liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges !hat could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surely bond furnished in the contest proceedings.

     Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and
     (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and Issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

11-06-1996                 COMMERCIAL SECURITY AGREEMENT                  Page 3
                                   (Continued)
================================================================================

     premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (f) the  expiration  date of the policy.  In addition,  Grantor  shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any reasonable amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     Default in Favor of Third Parties. Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person in excess of Fifty Thousand And No/100 Dollars ($50,000,000.00) that may materially affect any of Grantor's property or materially affect Grantor's ability to repay the Loans or perform its obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralizatlon. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forefeiture proceeding and deposits with Lender monies or a surely bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Guarantor defaults under its guarantee.

     Insecurity. Lender, in good faith, deems itself insecure.

     Right to Cure. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, It may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or
     (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event o! Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all Collateral of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor alter repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor receive open and dispose of mail addressed to Grantor change any address to which mail and payments

11-06-1996                 COMMERCIAL SECURITY AGREEMENT                  Page 4
                                   (Continued)
================================================================================

     are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgement against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the right provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any and all other rights and remedies it may have available at law, in equity, or otherwise.

     Cumulative Remedies. All of Lender's right and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If the is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of SAN FRANCISCO County, the State of California. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Attorneys' Fee; Expenses. Grantor agrees to pay upon demand all of Lender's cost and expenses, including attorneys' fees and Lender's reasonable legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court. Grantor shall be entitled to its reasonable attorney's fees and costs if it is successful in bringing or defending a claim against Lender.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the Borrowers signing below is responsible for all obligations in this Agreement.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of the Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

     Severability. If a court of competent jurisdiction finds any provisions of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforcable as to any other persons or circumstances. If feasible, any such offering provision shall be deemed to be modified to be within the limits or enforceability or validity; however, if the offering provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Waiver of Co-obligor's Rights. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

11-06-1996                 COMMERCIAL SECURITY AGREEMENT                  Page 5
                                   (Continued)
================================================================================

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED NOVEMBER 6, 1996.

GRANTOR:
WILLIS AERONAUTICAL SERVICES, INC.
X   Charles F. Willis                                X Elliot M. Fischer
 -------------------------------                 -------------------------------
   Authorized Officer                                Authorized Officer

================================================================================
FORM 107 (12-88) COPYRIGHT C 1987, BY PROFESSIONAL PUBLISHING CORP, 122 PAUL DR., SAN RAFAEL, CA 94903 (415) 472-1964

[LOGO] PROFESSIONAL PUBLISHING

                                THE PACIFIC BANK
                              National Association

                              INDEMNITY AGREEMENT

    This Agreement is executed this 20th day of November 1996, by Willis Aeronautical Services, Inc, (the "Company") in favor of THE PACIFIC BANK, N.A. (the "Bank"').

                                    RECITALS

    WHEREAS, Bank may from time to time issue at the request of Company letters of guaranty, bonds to produce bills of lading, bonds in lieu of production of original bills of lading, or bonds indemnifying the issuer of duplicate bills of lading (collectively, "Steamship Bonds"), in order to permit the delivery of goods to the Company before delivery of the related original bills of lading and/or other shipping documents to the appropriate steamship company;

    WHEREAS, Bank may from time to time at the request of Company authorize certain air carriers to release to Company goods imported by the Company and consigned to Bank ("Consigned Goods");

    WHEREAS, Bank is willing to issue Steamship Bonds and to authorize release to Company of Consigned Goods only if Company indemnifies Bank against any and all losses, claims, damages, liabilities, penalties, judgments, demands and causes of action arising in connection with such issuance or such authorization.

    NOW, THEREFORE, Company agrees as follows:

    1. Company hereby agrees to indemnify Bank against and to hold Bank harmless from any and all losses, claims, damages, liabilities, penalties, judgments, demands and causes of action of whatever kind or nature, presently existing or hereafter arising, known or unknown, in connection with or arising out of (a) the issuance by Bank of any Steamship Bond; or
       (b) any authorization by Bank to any air carrier to release Consigned Goods to Company or such party as Company may designate, or the release of any such Consigned Goods pursuant to any such authorization (collectively, "Liabilities")

    2. Company shall reimburse Bank immediately upon demand for any Liabilities incurred by Bank, including, but not limited to, all costs, expenses and reasonable attorneys' fees incurred by Bank on account of or in connection with the Liabilities or enforcing Bank's rights under this agreement.

    3. If the importation of any goods released to Company upon the issuance by Bank of a Steamship Bond or any Consigned Goods is financed by a letter of credit issued by Bank for the account of Company, (collectively, such goods are referred to herein as 'Letter of Credit Goods") Company agrees that Bank may pay or accept all drafts presented under such letter of credit and drawn wholly or in part on account of such Letter of Credit Goods, and Company agrees to reimburse to Bank the amount of all such drafts in accordance with the terms and provisions of any letter of credit agreement executed by the Company in connection with such letter of credit, notwithstanding the failure of the beneficiary thereunder to comply with any term, provision, or condition of such letter of credit, including but not limited to failure of the beneficiary to make timely presentation of a draft conforming to the requirements of such letter of credit.

    4. If Bank authorizes release of any Consigned Goods that are not Letter of Credit Goods, and one or more drafts and other documents relating in whole or in part to such Consigned Goods are forwarded to Bank for collection, Company agrees to pay such drafts promptly and in full. Company's obligation hereunder to pay such drafts, and to reimburse to Bank the amounts described in paragraph 3 of this Agreement, shall not be affected by: (a) any failure of such Consigned Goods or of any Letter of Credit Goods (collectively, "Imported Goods") to conform to Company's understanding or expectation as to their quantity, quality, condition, character, packing, or value; (b) any breach or alleged breach of any warranty, express or implied, of the vendor or shipper of such Imported Goods with respect to the quality, merchantability, or fitness for a particular purpose of said Goods; (c) the amount, form, validity, sufficiency, correctness, genuineness, falsification or legal effect of any draft or other document relating to any Imported Goods, or of any signature or endorsements on any such drafts or other documents; (d) the fact that the Imported Goods constitute only a partial or incomplete shipment; (e) any deviation from instructions, delay, default or fraud by the vendor or shipper of such Imported Goods; (f) any delay in arrival or failure to arrive of any documents relating to any Imported Goods; or (g) any other breach or alleged breach of any contract between the Company and the vendor or shipper of such Imported Goods.

    5. Company acknowledges and agrees that, notwithstanding execution of this Agreement by Company, Bank is not obligated to honor any request by Company to Bank to issue a Steamship Bond or to authorize release of any Consigned Goods, and that Bank may in its sole discretion refuse any such request.



    6. This Agreement shall be governed by and construed in accordance with the laws of the State of California. IN WITNESS WHEREOF, Company has executed this Agreement as of the date set forth above.

                                              Willis Aeronautical Services, Inc.
                                       -----------------------------------------

                                       By: Charles F. Willis   Elliot M. Fischer
                                          --------------------------------------

                                       Title:   President         CFO
                                             -----------------------------------

                      COMMERCIAL LEASE AND DEPOSIT RECEIPT

RECEIVED FROM CHARLES F.  WILLIS COMPANY

, hereinafter referred to as LESSEE, the sum of $10,692.00 (Ten thousand six hundred ninety two and 00/100 DOLLARS), evidenced by check, as a deposit which, upon acceptance of this lease, shall belong to Lessor and shall be applied as follows:

                                             TOTAL        RECEIVED          BALANCE DUE PRIOR TO OCCUPANCY
                                            -------      ----------        --------------------------------
RENT FOR THE PERIOD FROM 3/16 TO 4.15       $4,950.00     $                          $4,950.00

SECURITY DEPOSIT                            $5,346.00     $                          $5,346.00

OTHER COMMON AREA MAINTENANCE               $  396.00     $                          $  396.00

TOTAL                                       $10,692.00    $                          $10,692.00

In the event that this lease is not accepted by the Lessor within _____ days, the total deposit received shall be refunded.

Lessee hereby offers to lease from Lessor the premises situated in the City of Sausalito, County of Marin, State of California, described as 180 Harbor Drive, Suite 200, consisting of approx. 3300 sf, including 10 parking spaces, upon the following TERMS and CONDITIONS:

1. TERM: The term hereof shall commence on March 16, 1992, and expire on March 15, 1994.

2. RENT: The total rent shall be $120,780.00, payable as follows: $4,950.00 per month for the 1st year; $5,115.00 per month for the second year, Common area maintenance of 12 cents ???? or $396.00/mo. Lessee granted a reduction for six months of 700 sq. ft. or $1,050.00 per month rent from the 1st year monthly rent shown above.

    All rents shall be paid to Owner or his authorized agent, at the following address: HARBOR DRIVE ASSOCIATES, 818 Fifth Ave., Suite 207, San Rafael, CA 94901, or at such other places as may be designated by Owner from time to time.

3. USE: The premises are to be used for the operation of offices and for no other purpose, without prior written consent of Lessor.

4. USES PROHIBITED: Lessee shall not use any portion of the premises for purposes other than those specified hereinabove, and no use shall be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering said property. Lessee shall not conduct or permit any sale by auction on the premises.

5. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

6. ORDINANCES AND STATUTES: Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises shall, at the option of the Lessor, be deemed a breach hereof.

7.  MAINTENANCE, REPAIRS, ALTERATIONS: See Exhibit C

    No improvement or alteration of the premises shall be made without the prior written constant of the Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least two
    (2) days written notice in order that Lessor may post appropriate notices to avoid any liability for liens.

    Lessee shall not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant in the building.

8. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

9. INDEMNIFICATION OF LESSOR: Lessor shall not be liable unless caused by the act or omission of Lessor for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from such claims for damages.

10. POSSESSION: If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within ten (10) days of the commencement of the term hereof.

11. INSURANCE: Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: $500,000/$100,000.

    Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage.

    To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

12. UTILITIES: Lessor shall be responsible for the payment of all utilities, including water, gas, electricity, heat and other services delivered to the premises.

13. SIGNS: Lessor reserves the exclusive right to the roof, side and rear walls of the Premises. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor which consent shall not be unreasonably withheld.

14. ABANDONMENT OF PREMISES: Lessee shall not vacate or abandon the premises at any time during the term hereof, and if Lessee shall abandon or vacate the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the premises shall be deemed to be abandoned, at the option of Lessor.

15. CONDEMNATION: If any part of the premises shall be taken or condemned for public use, and a part thereof remains which is susceptible of occupation hereunder, this lease shall, as to the part taken, terminate as of the date the condemnor acquires possession, and thereafter Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of the premises at the date of condemnation; provided however, that Lessor may at his option, terminate this lease as of the date the condemnor acquired possession. in the event that the demised premises are condemned in whole, or that such portion is condemned that the remainder is not susceptible for use hereunder, this lease shall terminate upon the date upon which the condemnor acquires possession. All sums which may be payable on account of any condemnation shall belong to the Lessor, and Lessee shall not be entitled to any part thereof, provided however, that Lessee shall be entitled to retain any amount awarded to him for his trade fixtures or moving expenses.

16. TRADE FIXTURES: Any and all improvements made to the premises during the term hereof shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination hereof, remove all his trade fixtures, but shall repair or pay for all repairs necessary for damages to the premises occasioned by removal.

17. DESTRUCTION OF PREMISES: in the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party.

    In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

    In the event of any dispute between Lessor and Lessee with respect to the provisions hereof, the matter shall be settled by arbitration in such a manner as the parties may agree upon, or if they cannot agree, in accordance with the rules of the American Arbitration Association.

18. HAZARDOUS MATERIALS: Lessee shall not use, store, or dispose of any hazardous substances upon the premises, except use and storage of such substances if they are customarily used in lessee's business, and such use and storage complies with all environmental laws. Hazardous substances means any hazardous waste, substance or toxic materials regulated under any environmental laws or regulations applicable to the property.

FORM 107 (12-88) COPYRIGHT C 1987, BY PROFESSIONAL PUBLISHING CORP, 122 PAUL DR., SAN RAFAEL, CA 94903 (415) 472-1964
LOGO PROFESSIONAL PUBLISHING

19. INSOLVENCY: in the event a receiver, appointed to take over the business of Lessee, or in the event Lessee makes a general assignment for the benefit of creditors, or Lessee takes or suffers any action under any insolvency or bankruptcy act, the same shall constitute breach of this lease by Lessee.


20. REMEDIES OF OWNER ON DEFAULT: In the event of any breach of this lease by Lessee, Lessor may, at his option, terminate the lease and recover from
    Lessee: (a) the worth at the time of award of the unpaid rent which was earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform his obligations under the lease or which in the ordinary course of things would be likely to result therefrom.

    Lessor may, in the alternative, continue this lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all his rights and remedies under the lease, including the right to recover the rent as it becomes due under the lease. If said breach of lease continues, Lessor may, at any time thereafter, elect to terminate the lease.

    Nothing contained herein shall be deemed to limit any other rights or remedies which Lessor may have.

21. SECURITY: The security deposit set forth above, if any, shall secure the performance of the Lessee's obligations hereunder. Lessor may, but shall not be obligated to apply all or portions of said deposit on account of Lessee's obligations hereunder. Any balance remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the Security Deposit in payment of the last month's rent.

22. DEPOSIT REFUNDS: The balance of all deposits shall be refunded within four weeks from date possession is delivered to Owner or his authorized Agent, together with a statement showing any charges made against such deposits by Owner.

23. ATTORNEY'S FEES: In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

24. WAIVER: No failure of Lessor to enforce any form hereof shall be deemed to be a waiver.

25: NOTICES: Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

26: HOLDING OVER: Any holding over after the expiration of this lease, with the consent of Lessor, shall be construed as a month-to-month tenancy at a rental of 15% over the last month rent per month, otherwise in accordance with the terms hereof, as applicable.

27. TIME: Time is of the essence of this lease.

28. HEIRS, ASSIGNS, SUCCESSORS: This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

29. TAX INCREASE: In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid bax bills an amount equal to 13% of the increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year. Base year 1991/92. See Exhibit C.

30.  N/A

31. OPTION TO RENEW: Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for five (5) additional one (1) year terms commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during each renewal term except that the monthly rent shall be the sum of 5 cents per square foot increase each option year. Each option shall be exercised by written notice given to Lessor not less than 90 days prior to the expiration of the initial lease or renewal term if notice is not given in the manner provided herein within the time specified, this option shall expire.

32. LESSOR'S LIABILITY: The term "Lessor," as used in this paragraph, shall mean only the owner of the real property or a Lessee's interest in a ground lease of the premises. In the event of any transfer of such title or interest, the Lessor named herein (or the grantor in case of any subsequent transfers) shall be relieved of all liability related to Lessor's obligations to be performed after such transfer. Provided, however, that any funds in the hands of Lessor or Grantor at the time of such transfer shall be delivered to Grantee and returned to Lessee in accordance with the terms of this Agreement. Lessor's aforesaid obligations shall be binding upon Lessor's successors and assigns only during their respective periods of ownership.

33. ESTOPPEL CERTIFICATE:

    (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer to the Premises.

    (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (1) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (2) that there are no uncured defaults in lessor's performance, and (3) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

    (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

34. COMMON AREA EXPENSES: In the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area.

35. ADDENDUM: An addendum, signed by the parties, [xxx] is attached, [ ] is not attached hereto. CAM ADDENDUM Exhibit A, Exhibit B, Exhibit C

36. A late fee of 6% will be assessed for rents not received by the 10th of the month.

37. See Exhibit C

ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this lease before the parties' execution hereof:

The undersigned Lessee hereby acknowledges receipt of a copy hereof.


Dated:  --------------------------
                                        /s/ Charles F. Willis
                        Agent                                Lessee
-----------------------------           ---------------------------
                                        Charles F. Willis Company
                      Address                                Lessee
-----------------------------           ---------------------------
                        Phone                               Address
-----------------------------           ---------------------------
By                                                            Phone
-----------------------------           ---------------------------



Robert H. Greene Real Estate            /s/ unreadable
     Owner's Authorized Agent                                Lessor
-----------------------------           ---------------------------
818 Fifth Ave., Ste. 207                Harbor Drive Associates
                      Address                                Lessor
-----------------------------           ---------------------------
San Rafael, CA 94901
(415)  456-5323
                        Phone                               Address
-----------------------------           ---------------------------
By                                                            Phone
-----------------------------           ---------------------------

FORM 107(a) (12-88) COPYRIGHT C 1987, BY PROFESSIONAL PUBLISHING CORP, 122 PAUL DR., SAN RAFAEL, CA 94903 (415) 472-1984

LOGO PROFESSIONAL PUBLISHING

                                   EXHIBIT A

The premises consist of second floor space totaling +/- 3300 square feet as shown in the layout following:


GRAPHIC OF FLOORPLAN OF PREMISES GOES HERE


Total area of building: 26,000 sq. ft.            CHARLES F. WILLIS COMPANY

Area of premises: 3,300 sq. ft.                   /S/ CHARLES F. WILLIS
                                                  ---------------------------
Pro-rata portion: 13%                             LESSEE Charles F. Willis
                                                  HARBOR DRIVE ASSOCIATES
Date of Exhibit: February 14, 1992
                                                  /s/ Holt Greene
Date of lease: March 16, 1992                     ---------------------------
                                                  LESSOR Holt Greene
ROBERT H. GREENE REAL ESTATE/LEASE FORM 111A

                                   EXHIBIT B

                                 SCOPE OF WORK

As the Tenant improvement allowance, Lessor will furnish the following at no cost to the Lessee:

Please see drawing below for details:

- build out two equal size offices 1 and 2. Windows facing interior open area

- take out wall between office 7 and 8

- take out door to 7

- remove door and window of reception area 10 (facing office #4)

- cutdown and build wall 42 inches high from closet to opening (marked red)

- construct opening between reception area 10 and open area 11

- but wall between 10 and 11 to a height matching #3, install windows

- trim to be installed in all areas as needed where walls meet ceilings to create a clean and finished appearance

- patch and remove extra phone lines and electrical outlet plates

- paint entire area, blue trim to be painted white.

- install carpeting in areas 200 and 201 with Stevens Carpet Gulistan, #500 Pacific Teal, Alpha Supreme, per Craftsman Floor Coverings


GRAPHIC OF FLOOR PLAN GOES HERE

All work to be performed by the Lessor's contractor.

Date of Exhibit:                            CHARLES F. WILLIS COMPANY
-------------------------------
                                            /S/ CHARLES F. WILLIS
Date of Lease:                              -------------------------------
-------------------------------             LESSEE Charles F. Willis


                                            HARBOR DRIVE ASSOCIATES

                                            /s/ Holt Greene
                                            -------------------------------
                                            LESSOR Holt Greene


ROBERT H. GREENE REAL ESTATE/LEASE FORM 111A

                                   Exhibit C

5.   Assignment and Subletting

     Any assignment by Lessor shall provide that the assignee shall be bound by the terms of this agreement, including the obligation to return any Lessee deposits held by such assignee.

7.   Maintenance, Repairs, Alterations

     Lessee shall be responsible for maintaining the interior of the office premises in good and safe condition and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. In addition, Lessee will be responsible for any loss or damage caused by lessee, its agents, employees or clients.

     Lessor shall be otherwise responsible for maintaining the premises, including public and common areas, stairways and restrooms, in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment installed on the premises by Lessor, or its agents, and for exterior repairs to the premises such as the roof, exterior wall and structural foundation. Lessor also agrees to perform the work set forth in Exhibit B hereto prior to March 16, 1992, subject to punch list items agreed upon by Lessor and Lessee.

29.  Tax Increase

     Lessor agrees to provide Lessee with lessor's tax statement for the 1991/1992 Base year.

37. Lessee shall be provided access to the office premises on a 24 hour, 7 day a week basis.

38. Lessor shall be responsible for providing heating and air conditioning reasonably required for the comfortable occupation of the premises.

     Lessor                                       Lessee
     Harbor Drive Associates                      Charles F. Willis Company

     By: /s/ Holt Greene                          By: /s/ Charles F. Willis
         --------------------------------             --------------------------

                               ADDENDUM TO LEASE

                      USE AND MAINTENANCE OF COMMON AREAS

Lessor hereby grants to Lessee, for the term of this Lease, a nonexclusive easement of right of way and for parking purposes, appurtenant to the leased premises, over and upon the Common Areas. Said easement is for the ingress and egress of premises and the public streets adjacent to the lease premises for both vehicular and pedestrian traffic and for the parking of vehicles, and shall be used by customers, tenants of the leased premises. The Common Areas shall be maintained and used pursuant to the following regulations:

(a) rules and Regulations: Lessor may adopt reasonable rules and regulations for the use of the Common Areas, provided that such rules and regulations are equally applicable to all of the tenants and occupants of the building. Such rules and regulations may be changed at any time and from time to time upon reasonable notice to Lessee.

(b) Changes: Lessor reserves the right at any time and from time to time to make reasonable changes in, additions to and deletions from the Common Areas.

(c) Maintenance: Lessor, at all time, will provide and maintain the Common Areas in good condition and repair, in conformity with all applicable laws, rules and regulations, together with adequate facilities therefor such as walkways, driveways, sewers, lighting, utilities, parking areas, planning and landscaping.

(d) Expenses: In order to defray the expenses incurred by Lessor in operating maintaining, repairing and policing the Common Areas, Lessee agreed to pay to Lessor $396.00 per month or _______ of such expenses, whichever is greater. Said charge shall be paid monthly.

Such expenses shall include upkeep, repair and replacements of and to improvements in the Common Areas, janitorial services and supplies of hallways, bathrooms, utility services, police protection, watchmen, window washing, water, landscaping, sweeping, trash collection, heating and ventilation, air conditioning, plumbing, sign maintenance, premiums for property damage insurance, taxes and assessments on real property, and any and all other expenses related to the Common Areas and as applicable to the individual building. The manner and method of operation, maintenance, upkeep and repair of the Common Areas shall be at the sole and absolute discretion of the Lessor and all costs incurred in connection therewith by Lessor in good faith shall be conclusive and binding upon Lessee.

LESSEE: CHARLES F. WILLIS COMPANY       LESSOR: HARBOR DRIVE ASSOCIATES

/s/ Charles F. Willis                   /s/ Holt Greene
--------------------------------        --------------------------------
    Charles F. Willis                       Holt Greene

Date:                                       Date:
--------------------------------        --------------------------------